IMPORTANT PROXY NOTIFICATION FOR RYDEX MULTI-CAP CORE EQUITY FUND SHAREHOLDERS

Shareholders of Rydex Multi-Cap Core Equity Fund as of the September 11, 2008 record date should have received important proxy information from Rydex Investments. The proxy statement relates to changes in the management and fee structure of the fund, which require a shareholder vote. The proxy statement also explains the Board of Trustees approval of a new principal investment strategy that will change the investment focus of the fund.

Your proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled.

DESIGN CALL OUT:
To vote, you can choose from one of the following options. When voting over the Internet or by phone, you should have your proxy card in hand.

    >>   BY INTERNET: Go to www.proxyweb.com and follow the instructions located
         -----------
         on your proxy card.

    >>   BY  TELEPHONE:  Use a  touch-tone  telephone  to call  888.221.0697.
         -------------
         Be sure to have the control number, which is located on your proxy card, available at the time of the call.

    >>   BY MAIL:  Simply  execute the proxy card and enclose it in the postage
         -------
         paid envelope found in the proxy package.

    >>   IN PERSON:  Vote in person at the special  meeting  scheduled  for
         ---------
         November 7, 2008 at 3:00 p.m. Eastern Time.

     PROXY STATEMENT

     FREQUENTLY ASKED QUESTIONS

For more information contact our proxy agent, Broadridge Financial Solutions, Inc., at 866.615.7265 between 9:30 a.m. and 9:00 p.m. Eastern Time, Monday through Friday, and between 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday.

IMPORTANT PROXY NOTIFICATION FOR RYDEX MULTI-CAP CORE EQUITY FUND SHAREHOLDERS

Shareholders of Rydex Multi-Cap Core Equity Fund as of the September 11, 2008 record date should have received important proxy information from Rydex Investments. The proxy statement relates to changes in the management and fee structure of the fund, which require a shareholder vote. The proxy statement also explains the Board of Trustees approval of a new principal investment strategy that will change the investment focus of the fund.

Your clients' proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled. IF YOU ARE AUTHORIZED TO VOTE THE PROXY ON BEHALF OF YOUR CLIENTS, PLEASE DO SO BY CONTACTING YOUR RYDEX INVESTMENTS REPRESENTATIVE AT 800.258.4332.

DESIGN CALL OUT:

To vote, shareholders can use one of several convenient options described below. When voting over the Internet or by phone, shareholders should have their proxy card in hand and do not need to mail their proxy card:

>>       BY INTERNET: Go to www.proxyweb.com and follow the instructions located
         -----------
         on the proxy card.

>>       BY  TELEPHONE:  Use a touch-tone  telephone to call  1.888.221.0697.
         -------------
         Be sure to have the control number, which is located on the proxy card, available at the time of the call.

>>       BY MAIL:  Simply  execute the proxy card and enclose it in the postage
         -------
         paid envelope found in the proxy package.

>>       IN PERSON:  Vote in person at the special  meeting  scheduled  for
         ---------
         November 7, 2008 at 3:00 p.m. Eastern Time.

PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS

For more information, contact our proxy agent, Broadridge Financial Solutions, Inc., at 866.615.7265 between 9:30 a.m. and 9:00 p.m. Eastern Time, Monday through Friday, and between 10:00 a.m. and 6:00 p.m. Eastern Time on Saturday.

FOR FINANCIAL PROFESSIONAL USE ONLY. DO NOT DISTRIBUTE TO THE PUBLIC.

IMPORTANT PROXY NOTIFICATION FOR RYDEX MULTI-CAP CORE EQUITY FUND
SHAREHOLDERS--YOUR VOTE IS CRUCIAL

Shareholders of Rydex Multi-Cap Core Equity Fund as of the September 11, 2008 record date should have received important proxy information from Rydex Investments. The proxy statement relates to changes in the management and fee structure of the fund, which require a shareholder vote. The proxy statement also explains the Board of Trustees approval of a new principal investment strategy that will change the investment focus of the fund. To vote, you can use one of several convenient options described in your proxy statement or CLICK HERE to vote now.

Please CLICK HERE to view the complete Proxy Statement.
       ---------

To view a list of Frequently Asked Questions please click here or call our proxy agent, Broadridge Financial Solutions, Inc., at 866.615.7265 for more information.

Rydex Distributors, Inc., an affiliate of Rydex Investments, is the distributor of the Rydex funds.

IMPORTANT PROXY NOTIFICATION FOR RYDEX MULTI-CAP CORE EQUITY FUND
SHAREHOLDERS--YOUR CLIENTS' VOTE IS CRUCIAL


Shareholders of Rydex Multi-Cap Core Equity Fund as of the September 11, 2008 record date should have received important proxy information from Rydex Investments. The proxy statement relates to changes in the management and fee structure of the fund, which require a shareholder vote. The proxy statement also explains the Board of Trustees approval of a new principal investment strategy that will change the investment focus of the fund. To vote, shareholders can use one of several convenient options described in their proxy statement.

Please CLICK HERE to view the complete Proxy Statement.

IF YOU ARE AUTHORIZED TO VOTE THE PROXY ON BEHALF OF YOUR CLIENTS, PLEASE DO SO BY CONTACTING YOUR RYDEX INVESTMENTS REPRESENTATIVE AT 800.258.4332.

For a list of Frequently Asked Questions please click here or contact our proxy agent, Broadridge Financial Solutions, Inc., at 866.615.7265 for more information.

Rydex Distributors, Inc., an affiliate of Rydex Investments, is the distributor of the Rydex funds.

FOR FINANCIAL PROFESSIONAL USE ONLY. DO NOT DISTRIBUTE TO THE PUBLIC.

                                       FP

IMPORTANT PROXY NOTIFICATION FOR RYDEX MULTI-CAP CORE EQUITY FUND SHAREHOLDERS

Shareholders of Rydex Multi-Cap Core Equity Fund as of the September 11, 2008 record date should have received important proxy information from Rydex Investments. The proxy statement relates to changes in the management and fee structure of the fund, which require a shareholder vote. The proxy statement also explains the Board of Trustees approval of a new principal investment strategy that will change the investment focus of the fund.

Your clients' proxy vote is extremely important and will help ensure that the fund has sufficient shares in attendance to conduct the shareholder meeting as scheduled. IF YOU ARE AUTHORIZED TO VOTE THE PROXY ON BEHALF OF YOUR CLIENTS, PLEASE DO SO BY CONTACTING YOUR RYDEX INVESTMENTS REPRESENTATIVE AT 800.258.4332.

To vote, shareholders can use one of several convenient options described below. When voting over the Internet or by phone, shareholders should have their proxy card in hand and do not need to mail their proxy card:

    >>   BY INTERNET: Go to www.proxyweb.com and follow the instructions located
         -----------
         on the proxy card.

    >>   BY  TELEPHONE:  Use a  touch-tone  telephone  to call  888.221.0697.
         -------------
         Be sure to have the control number, which is located on the proxy card, available at the time of the call.

    >>   BY MAIL:  Simply  execute the proxy card and enclose it in the postage
         -------
         paid envelope found in the proxy package.

    >>   IN PERSON:  Vote in person at the special  meeting  scheduled  for
         ---------
         November 7, 2008 at 3:00 p.m. Eastern Time.

PLEASE CLICK HERE FOR A LIST OF FREQUENTLY ASKED QUESTIONS.

For more information, contact our proxy agent, Broadridge Financial Solutions, Inc., at 866.615.7265 between 9:30 a.m. and 9:00 p.m. Eastern Time, Monday through Friday, and between 10:00 a.m. and 9:00 p.m. Eastern Time on Saturday.

FOR FINANCIAL PROFESSIONAL USE ONLY. DO NOT DISTRIBUTE TO THE PUBLIC.